Exhibits 10.10

FIRST MODIFICATION AGREEMENT
DATE:    June 25, 2014

PARTIES:	Borrower: COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership
Administrative Agent    JPMORGAN CHASE BANK, N.A., a national
for the Lenders:    banking association
Lenders:    JPMORGAN CHASE BANK, N.A., a national
banking association
REGIONS BANK

RECITALS
A.The Lenders have extended to Borrower a credit facility ("Loan") in a maximum principal amount not to exceed $100,000,000.00 (subject to potential increases up to an aggregate maximum principal amount of $750,000,000.00 as set forth in the Credit Agreement defined below) at any time pursuant to that Credit Agreement dated as of January 13, 2004, among Borrower, Administrative Agent and the Lenders defined therein (as amended by the Modification Letter Agreement dated February 13, 2014 and as may be further amended, the "Credit Agreement"), and evidenced by the Notes. The unpaid principal of the Loan as of June 24, 2014 was $72,865,000. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.
B.    The Loan is secured by the property described in certain of the Loan Documents.
C.    The Continuing Guaranty executed January 13, 2014 by Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation and Cole OFC San Jose (Ridder Park) CA, LP, a Delaware limited partnership, together with each Counterpart Agreement Re: Continuing Guaranty executed by the respective Subsidiary Guarantor identified on Schedule 1 attached hereto (severally and collectively, the "Guaranty") were delivered to Administrative Agent for the benefit of the Lenders.
D.    Borrower has requested that Administrative Agent and the Lenders modify the Loan and the Loan Documents as provided herein. Administrative Agent and the Lenders are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.
AGREEMENT

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For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders agree as follows:

SECTION 1.	ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.

SECTION 2.	MODIFICATION OF LOAN DOCUMENTS.
2.1    The following definition set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Approved Subordinated Debt” means debt provided to any Loan Party by Series C, LLC (or any successor thereto), an Affiliate of such Loan Party or American Realty Capital Properties, Inc. (or any successor thereto or Affiliate thereof), which is (i) subject to approval by Administrative Agent in its sole, but reasonable, discretion, (ii) unsecured, (iii) subordinate to the Obligations pursuant to an Approved Subordination Agreement, (iv) has been documented in a manner reasonably satisfactory to Administrative Agent, and (v) not in excess of the aggregate principal amount of $60,000,000.00.
2.2    This Agreement shall constitute one of the Loan Documents as that term is defined in the Credit Agreement.
2.3    Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.	RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4.	BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Administrative Agent and the Lenders:
4.1    No Default exists under the Loan Documents.
4.2    There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.
4.3    All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.

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4.4    As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
4.5    The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
4.6    Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.	CONDITIONS PRECEDENT.
The agreements of Administrative Agent and the Lenders and the modifications contained herein shall not be binding upon Administrative Agent or the Lenders until Administrative Agent and Lenders have executed and delivered this Agreement, and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:
5.1    An original of this Agreement fully executed by Borrower;
5.2    An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;
5.3    An original of the Amended and Restated Subordination Agreement of even date herewith;
5.4    Such other documents as Administrative Agent may require relating to the existence and good standing of Borrower, and the authority of any person executing this Agreement or other documents on behalf of Borrower; and
5.5    Payment of all reasonable out-of-pocket external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 6.	INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Administrative Agent and the Lenders in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except as provided in the Credit Agreement. The terms of this Agreement

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shall control with respect to any inconsistencies, conflicts or ambiguities between or among the Agreement and the other Loan Documents.

SECTION 7.	BINDING EFFECT.
The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8.	CHOICE OF LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.	COUNTERPART EXECUTION.
This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures on Following Pages]

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DATED as of the date first above stated.
BORROWER:

COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, as Borrower

By:	Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation, its general partner
By:     /s/ D. Kirk McAllaster
Name:    D. Kirk McAllaster, Jr.

Title:	Executive Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., a national banking association

By:    /s/ Ryan Dempsey            _____
Name:    Ryan M. Dempsey
Title:    Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A., a national banking association

By:    /s/ Ryan Dempsey
Name:    Ryan M. Dempsey
Title:    Authorized Officer

REGIONS BANK

By:     /s/ Michael R. Mellott
Name:    Michael R. Mellott
Title:    Director

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